                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                              __________________

                                   FORM 8-K
                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                              __________________

               Date of Report (Date of earliest event reported):
                                January 7, 1998

                              ___________________

                         OPTICAL SENSORS INCORPORATED

            (Exact name of registrant as specified in its charter)

              Delaware                0-27600               41-164359
 (State or other of Incorporation)    (Commission       (I.R.S. Employer
                                      File Number)      Identification No.)


7615 Golden Triangle Drive, Suite A, Minneapolis, Minnesota           55344-3733
(Address of principal executive offices)                              (Zip Code)


                                 (612) 944-5857
               (Company's telephone number, including area code)


                                Not applicable.
         (Former name or former address, if changed since last report)
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Item 5.  Other Events.
         ------------

On January 7, 1998, Optical Sensors Incorporated, a Delaware corporation (the "Company") and Instrumentation Laboratory Company, a Delaware corporation ("IL"), entered into a Private Label Reseller Agreement for worldwide distribution of the Company's SensiCath(R) Sensors and OpticalCAM(TM) instrumentation (the "Reseller Agreement"). Also on January 7, 1998 and in connection with the Reseller Agreement, the Company and Grupo CH Werfen, S.A., a company organized under the laws of the Kingdom of Spain ("Werfen") entered into a Stock Purchase Agreement, pursuant to which the Company agreed to sell 441,203 shares of Common Stock at a price of $5.00 per share (the "Purchase Agreement"). Werfen is the majority shareholder of IL's parent company.

Reseller Agreement
------------------

Pursuant to the Reseller Agreement, the Company has agreed to manufacture for and supply to IL the Company's SensiCath Sensors, on an exclusive basis, through December 31, 2004 and on a non-exclusive basis through December 31, 2007. The Company has also agreed to manufacture for and supply to IL the Company's OpticalCAM Instruments, on a semi-exclusive basis, through December 31, 2004. These product will be labeled and marketed under both the Company's and IL's trademarks for sale worldwide. The Company retains the right OpticalCAM Instruments to manufacturers of physiological monitoring, ventilator and anesthesia delivery systems. IL is required to purchase sufficient quantities of products from the Company under the Reseller Agreement that will result in preestablished annual minimum revenues to the Company. These quotas increase each year during the first five years of the Reseller Agreement. If IL fails to meet the quota requirements, the Company has the right to convert IL's exclusive right to a non-exclusive right. As long as IL maintains its exclusive distribution rights, IL may not sell any patient-attached in vitro diagnostic blood gas monitoring system which competes directly or indirectly with the Company's SensiCath Sensors and OpticalCAM ABG instrumentation, except for IL's GEM 6 product line and improvements or modifications to the GEM 6 product line. If there is a change in control of the Company, the Company will have the right to convert the Reseller Agreement into a non-exclusive distributorship agreement. If the Company exercises this right, IL will have the right to terminate the Reseller Agreement.

Purchase Agreement
------------------

Werfen assigned its rights under the Purchase Agreement to IL, and on January 26, 1998, IL purchased 441,203 shares (the "Shares") of the Company's Common Stock at a price of $5.00 per share (the closing price of the Company's Common Stock on January 6, 1998, the day prior to signing of the Purchase Agreement). The total purchase price was $2,206,015, and the Shares represent 4.99% of the Company's outstanding Common Stock following completion of the transaction. The Purchase Agreement provides IL and its affiliates with certain pre-emptive rights to participate in future sales of equity securities by the Company, and certain demand and incidental registration rights under a registration rights agreement previously entered into by the Company and shareholders that purchased shares of stock in private transactions prior to the Company's initial public offering in February 1996. IL is prohibited from selling or otherwise transferring the Shares for a period of one year from the closing date of the Purchase Agreement, except to an affiliate or pursuant to the exercise of its registration rights. Werfen and IL and their affiliates are

                                       2
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also subject to certain standstill provisions for a period of five years from the closing date that prohibit them from (a) acquiring more than 5.0% of the Company's outstanding Common Stock, (b) entering into a voting agreement with respect to the Shares (c) participating in any proxy solicitation or becoming a participant in an election contest, or (d) joining a group for the purpose of acquiring, holding, voting or disposing of shares of Common Stock.

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

     (a) Financial Statements of Businesses Acquired.

         Not Applicable

     (b) Pro Forma Financial Information.

         Not Applicable

     (c) Exhibits.

 Exhibit                              Description                               Method of Filing
---------  ------------------------------------------------------------------  ------------------
10.1       Private Label Reseller Agreement, dated as of January 7, 1998,       Filed herewith.
           between the Company and Instrumentation Laboratory Company. (1)

10.2       Stock Purchase Agreement, dated as of January 7, 1998, between       Filed herewith.
           the Company and Grupo CH Werfen, S.A.

99.1.      Press Release of the Company, dated January 7, 1998.                 Filed herewith.

99.2.      Press Release of the Company, dated January 15, 1998.                Filed herewith.

99.3       Press Release of the Company, dated January 27, 1998.                Filed herewith.

(1) Confidential treatment has been requested with respect to designated portions contained within document. Such portions have been omitted and filed separately with the Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       OPTICAL SENSORS INCORPORATED


                                       By:   /s/ Sam B. Humphries
                                          -------------------------------
                                          Sam B. Humphries
                                          President and Chief Executive Officer

Dated:  February 4, 1998

                                       4
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                               INDEX TO EXHIBITS
                               -----------------

 Exhibit                              Description                               Method of Filing
---------  ------------------------------------------------------------------  ------------------
10.1       Private Label Reseller Agreement, dated as of January 7, 1998,       Filed herewith.
           between the Company and Instrumentation Laboratory Company. (1)

10.2       Stock Purchase Agreement, dated as of January 7, 1998, between       Filed herewith.
           the Company and Grupo CH Werfen, S.A.

99.1.      Press Release of the Company, dated January 7, 1998.                 Filed herewith.

99.2.      Press Release of the Company, dated January 15, 1998.                Filed herewith.

99.3.      Press Release of the Company, dated January 27, 1998.                Filed herewith.

(1) Confidential treatment has been requested with respect to designated portions contained within document. Such portions have been omitted and filed separately with the Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.